Vessels, Port Terminals and Other Fixed Assets, net (Details4) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2013
VESSELS, PORT TERMINALS AND OTHER FIXED ASSETS [Abstract]
March 31, 2014	$ 2,190
March 31, 2015	2,190
March 31, 2016	2,196
March 31, 2017	20,717
Total future minimum lease payments (1)	27,293
Less: amount representing interest (2)	(2,507)
Present value of future minimum lease payments (3)	$ 24,786